[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.7

June 30, 2022

SECOND AMENDMENT TO STEP-IN AGREEMENT

between

Vertical Horizons, Ltd.

and

Bank of Utah
(not in its individual capacity but solely as security trustee)

and

Airbus S.A.S.

in respect of
an Amended and Restated Step-In Agreement dated 28 December 2021

THIS SECOND AMENDMENT AGREEMENT (this “Agreement”) is made as a deed on June 30, 2022

BETWEEN

1)Vertical Horizons, Ltd., a company incorporated and existing under the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands (the “Buyer”);

2)Bank of Utah, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

3)Airbus S.A.S., a company created under the laws of France and having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (“Airbus”)

(the Buyer, the Security Trustee and Airbus, together the “Parties” and each a “Party”).

RECITALS

A.The Parties entered into an amended and restated step-in agreement dated 28 December 2021 in relation to pre-delivery payment financing of certain aircraft (as amended pursuant to the Amendment Agreement dated 31 March 2022 among the Parties, the “Step-In Agreement”).

B.Now the Parties wish to amend the Step-In Agreement pursuant to this Agreement.

IT IS AGREED AS FOLLOWS:

1.Definitions

In this Agreement, unless the context otherwise requires, (i) the capitalised terms used but not defined herein shall have the meaning set forth in the Step-In Agreement and (ii) the following terms shall have the meaning set forth below:

“2025 Aircraft” means the A320neo aircraft bearing CAC-IDs [***].

“Rescheduled Aircraft” means the Aircraft bearing CAC-IDs [***].

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2.Amendment to the Step-In Agreement (except for Schedule 4)

2.1In clause 1.1 of the Step-In Agreement, the following definitions shall be amended and restated as follows:

“A320neo Airframes means, as the context requires, all or any of the [***] Airbus A320neo airframe which are the subject of this Agreement and bearing CAC-IDs [***], together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.”

“A321neo Airframes means, as the context requires, all or any of the [***] Airbus A321neo airframe which are the subject of this Agreement and bearing CAC-IDs [***], together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.”

“Engines means:

(a)with respect to an A320neo Airframe, collectively the set of two (2) engines attached to such A320neo Airframe on the Delivery Date of such A320neo Airframe;

(b)with respect to an A321neo Airframe, collectively the set of two (2) engines attached to such A321neo Airframe on the Delivery Date of such A321neo Airframe.”

“PDP Loan Agreement means the eighth amended and restated PDP loan agreement dated on June 30, 2022 made between the Buyer, as borrower, the Lenders, the Security Trustee and the Facility Agent relating to the financing and/or refinancing of certain Pre-Delivery Payments in respect of the Aircraft.”

“Relevant Documents means this Agreement, the Assignment and Assumption Agreement, the assignment and amendment agreement dated June 30, 2022 between Airbus, Frontier and Buyer, the Assigned Purchase Agreement, the Re- Assignment and Assumption Agreement, the Re-Assigned Purchase Agreement,

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each Guarantee, the Security Assignment and all agreements and instruments amending, supplementing or confirming the foregoing from time to time (and, individually, each a Relevant Document).”

“Security Assignment means the eighth amended and restated mortgage and security agreement relating to the Assigned Purchase Agreement dated on June 30, 2022 made between the Buyer, the Facility Agent and the Security Trustee.”

2.2Replacement of LIBOR

In clause 1.1 of the Step-In Agreement:

a)the definition of “LIBOR” shall be deleted;

b)the following definition shall be inserted in alphabetical order:

“Term SOFR has the meaning given to that term in the PDP Loan Agreement (as set out in Appendix A hereto)”;

c)the following definitions shall be amended and restated as follows:

“Business Day means a day (other than a Saturday or a Sunday) on which banks are open for business in Toulouse, and, in respect of determining Term SOFR, "Business Day" has he meaning given to that term in the PDP Loan Agreement (as set out in Appendix A hereto).”

"Facility Agent has the meaning given to that term in the PDP Loan Agreement (as set out in Appendix A hereto)."

“Option Price means, in respect of a Relevant Aircraft, an amount equal to the aggregate of:

(a)all of the Financed Pre-Delivery Payments actually received by Airbus in respect of such Relevant Aircraft at the commencement of the relevant Option Period (without prejudice to Clause 11.2); and

(b)interest on the amount referred to in paragraph (a) above calculated at the rate of [***]”

“PDP Loan Margin means [***]”

2.3Re-Assignment of Non-Relevant Aircraft

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a)In clause 5.7(b) of the Step-In Agreement, the reference to “all undelivered Relevant Aircraft” shall be amended to “all undelivered Aircraft”.

b)A new clause 26, reading as quoted in Appendix 1 hereto, shall be inserted into the Step-In Agreement immediately after its clause 25.

2.4In Schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement:

a)Part A (A320neo Aircraft) shall, to the extent relating to the 2025 Aircraft having an A320neo Airframe, be supplemented by the table in Appendix 2.1 hereto;

b)Part B (A321neo Aircraft) shall, to the extent relating to the Rescheduled Aircraft having an A321neo Airframe, be amended and restated as set forth in Appendix
2.2 hereto; and

c)Part B (A321neo Aircraft) shall, to the extent relating to the 2025 Aircraft having an A321neo Airframe, be supplemented by the table in Appendix 2.3 hereto.

2.5In clause 13.1 of the Step-In Agreement, and in Schedule 2 (Form of Letter of Release) to the Step-In Agreement, Airbus’ fax number shall be amended to: [***].

2.6In Schedule 2 (Form of Letter of Release) and Schedule 3 (Form of Step-In Notice) to the Step-In Agreement, the phrase defining the term “Agreement” shall be amended and restated as follows:

“Amended and Restated Step-In Agreement made between (i) Vertical Horizons, Ltd., (ii) Bank of Utah, not in its individual capacity but solely as security trustee (the “Security Trustee”) and (iii) Airbus S.A.S. (“Airbus”) dated June 30, 2022 in relation to pre-delivery payment financing of certain aircraft (as amended and supplemented from time to time, the “Agreement”)”.
3.Amendment to Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement

3.1In clause 0.1 of Schedule 4 to the Step-In Agreement, the following definition shall be inserted in alphabetical order:

“Step-In Agreement means an amended and restated step-in agreement dated 28 December 2021 between the Seller, Bank of Utah (not in its individual capacity but solely as security trustee) and Vertical Horizons, Ltd. in relation to the pre-delivery payment financing of certain aircraft, as amended, restated and supplemented from time to time.”

3.2Clause 2.3 (Propulsion System) of Schedule 4 to the Step-In Agreement shall be amended and restated as quoted in Appendix 3 hereto.

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3.3Clause 3.1 (Airframe Base Price) of Schedule 4 to the Step-In Agreement shall be amended and restated as quoted in Appendix 4 hereto.

3.4The table in clause 9.1.1 of Schedule 4 to the Step-In Agreement shall be amended and restated as set out in Appendix 5 hereto.

3.5The table in Exhibit D (Pre-Delivery Payments) to Schedule 4 to the Step-In Agreement shall:

a)to the extent relating to the Rescheduled Aircraft, be amended and restated as set out in Appendix 6.1 hereto; and

b)to the extent relating to the 2025 Aircraft, be supplemented by the table in Appendix 6.2 hereto.

4.Amendment to Appendix A (PDP Loan Agreement Extracts; Selected Definitions) to the Step-In Agreement

Appendix A shall be amended as follows:

4.1the definitions of “LIBOR”, “Cost of Funds”, "Market Disruption Event" shall be deleted;

4.2the following definition shall be inserted in alphabetical order:

"ABR" means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) Term SOFR for a one-month tenor in effect on such day plus 1.00%. Any change in the ABR due to a change in the Prime Rate, the Federal Funds Rate or Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Term SOFR, respectively.

"Applicable Margin" means [***].

"Applicable Rate" means, for any Interest Period, a rate per annum equal to Term SOFR for such Interest Period plus the Applicable Margin, save that for the purposes of giving effect to Sections 5.13 and 5.14 of the Credit Agreement, the Applicable Rate shall be deemed, where applicable, a rate per annum equal to the ABR plus the Applicable Margin.

"Facility Agent" means Citibank, N.A. in its capacity as Facility Agent under the Credit Agreement and any successor thereto in such capacity.

"Federal Funds Rate" means for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by Facility Agent in its reasonable discretion, which determination shall be presumptively correct (absent manifest error).

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"Floor" means a rate of interest equal to [***].

"Frontier Group Holdings" means Frontier Group Holdings, Inc.

"Prime Rate" means the rate of interest per annum publicly announced from time to time by the Facility Agent as its prime rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Facility Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

"SOFR" means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

"SOFR Administrator" means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

"SOFR Loan" means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “ABR”.

"Term SOFR" means for any calculation with respect to a SOFR Loan and with respect to any Interest Period, the rate per annum which results from interpolating on a linear basis between the longest maturity for which a Screen Rate is available that is shorter than such Interest Period and the applicable Screen Rate for the shortest maturity for which a screen rate is available that is longer than such Interest Period, which "Screen Rate" shall be the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then the Screen Rate will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.
"Term SOFR Administrator" means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
"Term SOFR Reference Rate" means the forward-looking term rate based on SOFR. "U.S. Government Securities Business Day" means any day except for (a) a Saturday,
(b) a Sunday or (c) a day on which the Securities Industry and Financial Markets

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Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

4.3The following definitions shall be amended and restated:

"Borrowing Date" means (a) the Original Signing Date, (b) the AR Signing Date, (c) the Amendment No. 2 Signing Date, (d) the AR No. 2 Signing Date, (e) the AR No. 3 Signing Date, (f) the AR No. 4 Signing Date, (g) the AR No. 5 Signing Date, (h) the AR No. 6 Signing Date, (i) the AR No. 7 Signing Date, (j) the Initial Borrowing Date,
(j)each date on which an Advance is payable in respect of an Aircraft under the Assigned Purchase Agreement as specified in Schedule III to the Credit Agreement and
(k)each date on which a Line of Credit is requested by the Borrower.

"Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in London England and New York City, provided that, in connection with a SOFR Loan, the term "Business Day" shall also exclude a day that is not a U.S. Government Securities Business Day.

"Commitment Termination Date" means the later of (i) December 31, 2025 and (ii) the Extension Date in the most recent Extension Notice.

"Engine Agreement" means, (i) in respect of the A320neo Aircraft, each of [(a) the Engine Manufacturer consent agreement dated as of March 19, 2020, (b) the Engine Manufacturer consent agreement dated as of January 29, 2019, (c) the Engine Manufacturer consent agreement dated as of December 16, 2016 and (d) the Engine Manufacturer consent agreement dated as of August 11, 2015, (ii) in respect of the A321neo Aircraft [other than the Incremental A321neo Aircraft, (a) t[he engine benefits agreement dated as of December 22, 2020 and (b) the engine benefits agreement dated as of September 28, 2020, and (iii) in respect of the Incremental A321neo Aircraft, the Incremental A321neo Engine Consent, in each case among, inter alios, the applicable Engine Manufacturer, Frontier Airlines and the Security Trustee substantially in the applicable form attached as Exhibit D to the Credit Agreement.

"Engine Manufacturer" means (a) in respect of the A320neo Aircraft, CFM International, Inc., (b) in respect of the A321neo Aircraft, International Aero Engines, LLC other than the Incremental A321neo Aircraft, and (c) in respect of the Incremental A321neo Aircraft, the engine manufacturer certified by Frontier Airlines to the Facility Agent in respect of an A321neo Aircraft.

"Guarantee" means each guarantee, amended and restated as applicable, as the context may require, dated as of the Effective Date and entered into by each Guarantor in favor of the Security Trustee on account of the obligations of the Borrower.

"Guarantor" means each of Frontier Airlines, Frontier Holdings and Frontier Group Holdings.

"Mortgage" means the Eighth Amended and Restated Mortgage and Security Agreement dated as of the Effective Date, among the Borrower, the Facility Agent and the Security Trustee.

"Obligors" means each of the Borrower and each Guarantor (each an "Obligor").

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"Step-In Agreement" means the Amended and Restated Step-In Agreement dated as of December 28, 2021, as amended by the Amendment Agreement dated March 31, 2022 and as further amended by the Amendment to Step-In Agreement dated as of the Effective Date among the Borrower, as buyer, the Security Trustee, as assignee, and Airbus.

5.Representations and Warranties

5.1Each Party repeats on the date of this Agreement the representations and warranties made by it under clause 2 (Representations and Warranties) of the Step-In Agreement, provided that:

a)any references therein to “this Agreement” (except when referred as in “Appendix A to this Agreement”) shall be to this Agreement;

b)any references therein to “Appendix A to this Agreement” shall be to Appendix A to the Step-In Agreement as amended by this Agreement; and

c)any references therein to any other capitalized terms shall be to such terms as amended from time to time.

6.Miscellaneous

6.1All provisions under Clauses 2, 3 and 4 above shall be effective as from the date hereof.

6.2Clauses 14 (Confidentiality), 16 (Amendments), 17 (Further Assurance), 20 (Counterparts) and 22 (Governing Law and Jurisdiction) of the Step-In Agreement shall apply to this Agreement mutatis mutandis.

IN WITNESS WHEREOF the Parties have executed this Agreement as a deed on the day and year first above written.
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Appendix 1 Amendment to Step-In Agreement

(New Clause 26 of the Step-In Agreement)

QUOTE

26Re-Assignment of Non-Relevant Aircraft

26.1If:

a)Airbus has notified the Security Trustee (copying the Buyer and Frontier) of the occurrence of an Airbus Termination Event in accordance with Clause 6.9; or

b)the Security Trustee has notified Airbus of the occurrence of a Material Event of Default in accordance with Clause 5.5,

then, with respect to all Aircraft which at the time of the occurrence of such Airbus Termination Event or such Material Event of Default (as applicable) are not a Relevant Aircraft:

(i)such notification shall constitute a Re-Assignment Event and clause 2.1 of Re- Assignment and Assumption Agreement shall apply to all such Aircraft which is not a Relevant Aircraft; and

(ii)all such Aircraft which is not a Relevant Aircraft shall cease to be subject of this Agreement.

26.2Upon receipt of the notification referred to in Clause 26.1.b), Airbus shall as soon as possible send a copy thereof to the Buyer and Frontier (if not already copied therein).

UNQUOTE
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Appendix 2.1 Amendment to Step-In Agreement

(Supplementary Part A (A320neo Aircraft) of Schedule 1 to the Step-In Agreement in relation to the 2025 Aircraft)

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Appendix 2.2 Amendment to Step-In Agreement

(Restated Part B (A321neo Aircraft) of Schedule 1 to
the Step-In Agreement in relation to the Rescheduled Aircraft)

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Appendix 2.3 Amendment to Step-In Agreement

(Supplementary Part B (A321neo Aircraft) of Schedule 1 to the Step-In Agreement in relation to the 2025 Aircraft)
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Appendix 3 Amendment to Step-In Agreement

(Restated Clause 2.3 (Propulsion System) of Form of Replacement Purchase Agreement attached as Schedule 4 to the Step-In Agreement)
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Appendix 4
Amendment to Step-In Agreement

(Restated Clause 3.1 (Airframe Base Price) of Form of Replacement Purchase Agreement
attached as Schedule 4 to the Step-In Agreement)

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Appendix 5 Amendment to Step-In Agreement

(Restated Table in Clause 9.1.1 of Form of Replacement Purchase Agreement attached as Schedule 4 to the Step-In Agreement)

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Appendix 6.1 Amendment to Step-In Agreement

(Restated Table in Exhibit D (Pre-Delivery Payments) to the Form of the Replacement Purchase Agreement relating to the Rescheduled Aircraft)

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Appendix 6.2 Amendment to Step-In Agreement

(Supplementary Table in Exhibit D (Pre-Delivery Payments) to the Form of the Replacement Purchase Agreement relating to the 2025 Aircraft)

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Execution Page – Buyer Amendment to Step-In Agreement

Executed as a deed for and on behalf of VERTICAL HORIZONS, LTD.

/s/ Evert Brunekreef
___________________________________________

Name: Evert Brunekreef

Title: Director

In the presence of and witnessed by

/s/ Matthew Rich

Name: Matthew Rich

Address:One Nexus Way, Camana Bay, Grand Cayman KY1-9005, Cayman Islands

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Execution Page - Security Trustee Amendment to Step-In Agreement

Executed as a deed for and on behalf of BANK OF UTAH (not in its individual capacity but solely as security trustee)

/s/ Kade Bairn
___________________________________________

Name: Kade Bairn

Title: Assistant Vice President

In the presence of and witnessed by

/s/ Christina Craven
___________________________________________

Name: Christina Craven

Address: 50 S. 200 E., Ste. 110
     Salt Lake City, UT 84111

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Execution Page - Airbus Amendment to Step-In Agreement

Executed as a deed for and on behalf of AIRBUS S.A.S.

/s/ Paul Meijers
___________________________________________

Name: Paul Meijers

Title: Executive Vice President
Aircraft Leasing, Trading and Financing

In the presence of and witnessed by

/s/ Caroline Cassé
___________________________________________

Name: Caroline Cassé

Address:

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